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                                                                  Exhibit 10.2.4

                         FIRST AMENDMENT AND WAIVER TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

        THIS FIRST AMENDMENT AND WAIVER TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of April 19, 2001 (herein called this "Amendment"), is entered into by and among CALPINE CORPORATION, a Delaware corporation (herein called the "Company"), the various financial institutions listed on the signature page hereof (the "Lenders") and THE BANK OF NOVA SCOTIA, as administrative agent for the Lenders (herein, in such capacity, called the "Agent").

                              W I T N E S S E T H:

        WHEREAS, the Company, the Lenders and the Agent have heretofore entered into a certain Second Amended and Restated Credit Agreement, dated as of May 23, 2000 (herein called the "Credit Agreement"); and

        WHEREAS, the Company, the Lenders and the Agent now desire to amend the Credit Agreement in certain respects, as hereinafter provided,

        WHEREAS, the Company has requested that the Lenders waive certain provisions of the Loan Documents, and subject to the terms and provisions hereinafter set forth, the Lenders have agreed to do so;

        NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Company, the Lenders and the Agent hereby agree as follows:

        SECTION 1. The Credit Agreement is hereby amended as follows:

               (a) The definition of the term "Letter of Credit Availability" in Section 1.1 of the Credit Agreement is hereby amended by deleting "$200,000,000 (or such greater amount as may be agreed by the Borrower, the Agent and the Required Lenders from time to time)" and replacing it with "$400,000,000".

        SECTION 2.

               (a) Pursuant to Section 3.1.3 of the Assignment Agreement, Calpine Gilroy represented and warranted that to the best of its knowledge no default existed under the Assigned Agreement (as defined in the Assignment Agreement) by PG&E. As the result of its failure to make all payments required pursuant to Section 5.1.1 of the Assigned Agreement, PG&E is now in default under the Assigned Agreement. Pursuant to Section 6.2.1(a) of the Credit Agreement, it is a condition precedent to each Extension of Credit that the representations and warranties in each Loan Document be true and correct in all material respects as of the date of such Extension of Credit. The Company has requested that the Lenders waive the provisions of Section 6.2.1(a) to the extent that it would require that PG&E not be in default under the Assigned Agreement. By their execution hereof, the undersigned Lenders hereby waive compliance with Section 6.2.1 of the Credit Agreement insofar as such Section would be breached as the result of PG&E's default under Section 5.1.1 of the Assigned Agreement.

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               (b) The Company has advised the Agent and the Lenders that one of its Canadian Subsidiaries (CanSub) will be issuing approximately $1,500,000,000 of public debt. The Company will directly guaranty that Indebtedness (which guaranty is permitted by Section 8.2.2(f) of the Credit Agreement). The obligations of CanSub under such Indebtedness will also be secured by a pledge of another Wholly Owned Subsidiary's rights to sell its capital stock to a third Wholly Owned Subsidiary of the Company pursuant to a forward purchase agreement (the "Forward Purchase Agreement"). The purchasing Subsidiary's obligations will be guaranteed by the Company. The Company has requested that the Lenders waive the provisions of Section 8.2.3 of the Credit Agreement to the extent that such Section would prohibit (i) the pledge by CanSub of its rights under the Forward Purchase Agreement and the related guaranty and (ii) the prior pledge by a Wholly Owned Subsidiary to another Wholly Owned Subsidiary of its rights under the Forward Purchase Agreement and the related guaranty. By their execution hereof, the undersigned Lenders waive compliance with Section 8.2.3 of the Credit Agreement to the extent that such provision would be breached by CanSub's or any other Wholly Owned Subsidiary's pledge of such rights and interests.

               (c) The Company has requested that the Lenders confirm that the phrase "contributions to capital or loans or advances" in Section 8.2.5(c) of the Credit Agreement includes the execution of guarantees and other forms of Contingent Liabilities to the extent that the occurrence of the obligations being guaranteed or supported would otherwise be permitted by the Credit Agreement. By their execution hereof, the undersigned Lenders hereby confirm that the guaranty by the Company of the obligations of a Subsidiary would not be prohibited pursuant to Section 8.2.5(c) of the Credit Agreement to the extent that the guaranty (and the incurrence of any Indebtedness associated therewith) would otherwise be permitted by the Credit Agreement.

               (d) Except as specifically set forth herein, no waiver of any Default, Event of Default, right or remedy under any of the Loan Documents is intended by the waivers set forth above and no such waiver is to be implied.

        SECTION 3. To induce the Lenders and the Agent to enter into this Amendment, the Company hereby reaffirms, as of the date hereof, its representations and warranties contained in Article VII of the Credit Agreement (except to the extent such representations and warranties relate solely to an earlier date) and additionally represents and warrants as follows:

                      (i) The execution and delivery of this Amendment, and the performance by the Company of its obligations hereunder, are within the Company's corporate powers, have been duly authorized by all necessary action, have received all necessary governmental approval (if any shall be required), and do not and will not contravene or conflict with any provision of law or of the charter or by-laws of the Company or of any agreement binding upon the Company; and

                      (ii) This Amendment is the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

        SECTION 4. The effectiveness of this Amendment is conditioned upon receipt by the Agent of all the following documents, each in form and substance satisfactory to the Agent:


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               (i) This Amendment duly executed by the Company, Required Lenders and Calpine Gilroy; and

               (ii) Such other documents as the Agent shall have reasonably requested.

        SECTION 5. This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Credit Agreement in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as amended hereby.

        SECTION 6. THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK. All obligations of the Company and rights of the Lenders and the Agent expressed herein shall be in addition to and not in limitation of those provided by applicable law. Whenever possible each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

        SECTION 7. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing one or more counterparts.

        SECTION 8. This Amendment shall be binding upon the Company, the Lenders and the Agent and their respective successors and assigns, and shall inure to the benefit of the Company, the Lenders and the Agent and the successors and assigns of the Lenders and the Agent.

        SECTION 9. THE COMPANY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AMENDMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AMENDMENT, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.



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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                      CALPINE CORPORATION


                                      By:_____________________________________
                                      Name:
                                      Title:


                                      THE BANK OF NOVA SCOTIA, as Agent and
                                      Lender


                                      By:_____________________________________
                                      Name:
                                      Title:


                                      BAYERISCHE LANDESBANK GIROZENTRALE


                                      By:_____________________________________
                                      Name:
                                      Title:


                                      By:_____________________________________
                                      Name:
                                      Title:


                                      CIBC INC.


                                      By:_____________________________________
                                      Name:
                                      Title:


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

                                      CREDIT SUISSE FIRST BOSTON


                                      By:_____________________________________
                                      Name:
                                      Title:


                                      By:_____________________________________
                                      Name:
                                      Title:


                                      BAYERISCHE HYPO-UND VEREINSBANK AG


                                      By:_____________________________________
                                      Name:
                                      Title:


                                      By:_____________________________________
                                      Name:
                                      Title:


                                      ING (U.S.) CAPITAL LLC


                                      By:_____________________________________
                                      Name:
                                      Title:


                                      By:_____________________________________
                                      Name:
                                      Title:


                                      TORONTO DOMINION (TEXAS) INC.


                                      By:_____________________________________
                                      Name:
                                      Title:


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

                                      UNION BANK OF CALIFORNIA, N.A.


                                      By:_____________________________________
                                      Name:
                                      Title:


                                      BANK OF AMERICA, N.A.


                                      By:_____________________________________
                                      Name:
                                      Title:


                                      CREDIT LYONNAIS NEW YORK BRANCH


                                      By:_____________________________________
                                      Name:
                                      Title:


                                      DRESDNER BANK AG, NEW YORK AND GRAND
                                      CAYMAN BRANCHES


                                      By:_____________________________________
                                      Name:
                                      Title:


                                      By:_____________________________________
                                      Name:
                                      Title:


                                      FLEET NATIONAL BANK


                                      By:_____________________________________
                                      Name:
                                      Title:


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

                                      FORTIS CAPITAL CORP.


                                      By:_____________________________________
                                      Name:
                                      Title:



The undersigned has reviewed and
approved the Amendment and confirms
that its obligations under the
Assignment Agreement remain in full
force and effect.

CALPINE GILROY COGEN, L.P.,
a Delaware limited partnership

By:     Calpine Gilroy 1, Inc.,
        a Delaware corporation,
        its general partner


        By:_________________________
        Title:

Address:     50 W. San Fernando St.
             San Jose, CA 95113

Attention:   Vice President - Finance

Telecopier:  408-995-0505





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